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     SUPPLEMENT DATED FEBRUARY 17, 2005 TO PROSPECTUS DATED JANUARY 28, 2005


                    NOTICE REGARDING FURTHER CLOSING OF FUND


EFFECTIVE MAY 1, 2005, BARON GROWTH FUND will remain open only to the following investors:

o    financial advisers with existing clients in Baron Growth Fund

o participants in retirement plans or 529 plans that already offer Baron Growth Fund

o    employees of the Adviser and their family members



This information supplements the prospectus dated January 28, 2005. This supplement and the prospectus constitute a current prospectus. To request another copy of the prospectus, please call 1-800-992-2766 or visit our website at BaronFunds.com.